AMENDMENT NO. 4 TO THE
      AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT


Amendment, dated as of December 5, 1997 (this "Amendment") to the Amended and Restated Receivables Sale Agreement, dated as of November 16, 1994, as amended (the "Receivables Sale Agreement"), by and among Specialty Foods Finance Corporation, a Delaware corporation (the "Company"), Specialty Foods Corporation, a Delaware corporation (the "Master Servicer") and its wholly owned subsidiaries named therein (the "Sellers").

W I T N E S S E T H :

WHEREAS, the parties hereto wish to amend the Receivables Sale
Agreement in the manner provided for in this Amendment;

NOW, THEREFORE, the parties hereto hereby agree as follows:

1. Defined Terms. Capitalized terms used herein shall have the meanings ascribed to them in the Receivables Sale Agreement.

2. Amendment of the Receivables Sale Agreement. Article IX of the Receivables Sale Agreement is hereby amended by adding the following phrase to Section 9.14(b)(i) after the phrase "(i) each of":

Stella Foods, Inc.
Stella Foods East, Inc.

3.   Termination of Certain Sellers.  The Company, pursuant to
Section 9.14(b) of the Receivables Sales Agreement, Amendment No. 4 to the Pooling Agreement, dated as of the date hereof ("Amendment No. 4 to the Pooling Agreement"), and Section 9.4(b) of the Pooling Agreement, hereby terminates as of the Stella Termination Date upon the payment of the Purchase Price (as both terms are defined in Amendment No. 4 to the Pooling Agreement) to the Trustee, all obligations of the entities listed in Exhibit 1 hereto (together, the "Stella Terminated Sellers") under the Receivables Sale Agreement.

4. Conditions to Effectiveness. This Amendment shall become effective upon receipt by the Trustee of:

(a) a counterpart hereof, duly executed and delivered by each of the Company, the Master Servicer and the Stella Terminated
Sellers; and

(b) a consent to this Amendment, in the form of Annex A, from Capital Markets Assurance Corporation, as the Enhancement
Provider and Control Party for each of the Term Certificates, Series 1994-1.

5. Continuing Effect of the Receivables Sale Agreement. Except as expressly amended, modified and supplemented hereby, the provisions of the Receivables Sale Agreement are and shall remain in full force and effect.

6. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CHOICE OF LAW PRINCIPLES THEREOF, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAW.

7. Counterparts. This Amendment may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.


IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.


SPECIALTY FOODS FINANCE CORPORATION


By:  ________________________________
Name:     ________________________________
Title:    ________________________________


SPECIALTY FOODS CORPORATION, as Master Servicer


By:  ________________________________
Name:     ________________________________
Title:    ________________________________


STELLA FOODS, INC.


By:  ________________________________
Name:     ________________________________
Title:    ________________________________


STELLA FOODS EAST, INC.


By:  ________________________________
Name:     ________________________________
Title:    ________________________________


Exhibit 1


STELLA TERMINATED SELLERS



Stella Foods, Inc.
Stella Foods East, Inc.


Annex A


[FORM OF CONSENT]


The Chase Manhattan Bank,
  as Trustee
450 West 33rd Street, 15th Floor
New York, New York 10001
Attention:  Structured Finance Services (ABS)

Dear Sirs:

We refer to the Amendment, dated as of December 5, 1997 (the "Amendment"), to the Amended and Restated Receivables Sale Agreement, dated as of November 16, 1994, as amended (the "Receivables Sale Agreement"), among Specialty Foods Finance Corporation, a Delaware corporation (the "Company"), Specialty Foods Corporation, a Delaware corporation, as master servicer (the "Master Servicer"), and each of the subsidiaries of the Master Servicer from time to time party thereto. We hereby certify that we have been given or have duly waived adequate notice of the Amendment pursuant to Section 10.1 of the Pooling Agreement, dated as of November 16, 1994, as amended, among the Company, the Master Servicer, and The Chase Manhattan Bank (formerly known as Chemical Bank), as trustee.

We hereby consent to the execution and delivery of the Amendment
(substantially in the form attached hereto) by the Company, the Master Servicer and the Sellers.

Sincerely,

CAPITAL MARKETS ASSURANCE CORPORATION


By:  ________________________________
Name:     ________________________________
Title:    ________________________________


Dated:  December ____, 1997


cc:  Specialty Foods Finance Corporation
     Specialty Foods Corporation